EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
MAF Bancorp, Inc:

We consent to the use of our report incorporated herein by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

/s/ KPMG LLP

Chicago, Illinois
August 30, 2001